Exhibit 10.3

June 23, 2020

VINCE, LLC

c/o Vince Holding Corp

500 5th Avenue, 20th Floor

New York, New York 10110

Attn: Dave Stefko

Re:	Amendment and Consent (“Letter Agreement”)

Ladies and Gentlemen:

Reference is hereby made to (a) the Credit Agreement, dated as of August 21, 2018 (as amended, amended and restated, supplemented, extended, or otherwise modified from time to time, the “Revolving Credit Agreement”) by and among Vince, LLC, a Delaware limited liability company (“Borrower”), as borrower, the Guarantors from time to time party thereto (collectively with the Borrower, the “Loan Parties”), the lenders party thereto (each, an “Revolving Lender”), and Citizens Bank, N.A. (the “Revolving Agent”), as administrative agent, (b) the Credit Agreement, dated as of August 21, 2018 (as amended, amended and restated, supplemented, extended, or otherwise modified from time to time, the “Term Credit Agreement”; together with the Revolving Credit Agreement, the “Credit Agreements” and each, individually, a “Credit Agreement”) by and among the Borrower, the Guarantors from time to time party thereto (collectively with the Borrower, the “Loan Parties”), the lenders party thereto (each, a “Term Lender”), and Crystal Financial LLC (the “Term Agent”; together with the Revolving Agent, the “Agents” and each, individually, an “Agent”), as administrative agent, and (c) the Intercreditor Agreement, dated as of August 21, 2018 (as amended, amended and restated, supplemented, extended, or otherwise modified from time to time, the “Intercreditor Agreement”), between the Revolving Agent and the Term Agent and acknowledged by the Loan Parties.  Initially capitalized terms used herein without definition shall have the meaning set forth in each Credit Agreement, as applicable.

The Loan Parties, the Term Agent and the Required Lenders (as defined in the Term Credit Agreement) agree that Section 6.01(c) of the Term Credit Agreement is hereby amended by deleting the first reference to “45 days” therein and inserting “30 days” in lieu thereof.

The Loan Parties have informed the Agents that they are unable to deliver financial information for the Fiscal Months ending on or around May 2, 2020 and June 6, 2020 as required by Section 6.01(c) of each Credit Agreement or any related Compliance Certificates as required by Section 6.02(b) of each Credit Agreement (the “Specified Monthly Financial Information”). The Loan Parties have requested that the Agents extend the deadline for delivery of the Specified Monthly Financial Information to July 31, 2020 and the Agents and Required Lenders (as defined in each Credit Agreement) hereby agree to such extension.

DB1/ 114563502.4

The Term Agent agrees that the Revolving Agent may continue to rely on the Compliance Certificate and calculation of the Fixed Charge Coverage Ratio for the Fiscal Month ended April 4, 2020 until the deadline for delivery of the Specified Monthly Financial Information and that no Financial Covenant Default (as defined in the Intercreditor Agreement) shall arise as a result of the extension of the deadline for the delivery of the Specified Monthly Financial Information. Each party to the Intercreditor Agreement consents to the execution of this Letter Agreement by each Agent.

This Letter Agreement is a limited consent and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver of any Default or Event of Default, (iii) shall not constitute nor be deemed to constitute a consent by either Agent or any Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto. Sections 10.04, 10.10, 10.12, 10.14, 10.15 and 10.16 of each Credit Agreement are incorporated herein mutatis mutandis. This Letter Agreement shall constitute a Loan Document.

This Letter Agreement, the Revolving Credit Agreement (with respect to the Revolving Agent and Required Lenders (as defined in the Revolving Credit Agreement)) or the Term Credit Agreement (with respect to the Term Agent and Required Lenders (as defined in the Term Credit Agreement)), the Intercreditor Agreement, and the other documents related to the applicable Credit Agreement together constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede any prior understandings or agreements which may have existed with respect thereto. Except as expressly provided herein, this Letter Agreement shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations or covenants contained in either Credit Agreement or any of the other documents related to either Credit Agreement, all of which are ratified and confirmed in all respects and shall continue in full force and effect. This Letter Agreement shall be binding upon and inure to the benefit of the Agents, the Lenders, and the Loan Parties, and to each of their respective successors in title and assigns.

[Signature pages follow]

DB1/ 114563502.4

Very truly yours,

CITIZENS BANK, N.A., as Revolving Agent and a Revolving Lender

By:
Name:
Title:

[Signature Page – Letter Agreement (Vince)]

DB1/ 114563502.4

CRYSTAL FINANCIAL LLC, as Term Agent and a Term Lender

By:
Name:
Title:

[Signature Page – Letter Agreement (Vince)]

DB1/ 114563502.4

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Lender

By:
Name:
Title:

[Signature Page – Letter Agreement (Vince)]

DB1/ 114563502.4

CRYSTAL FINANCIAL SPV, LLC, as a Term Lender

By:
Name:
Title:

[Signature Page – Letter Agreement (Vince)]

DB1/ 114563502.4

Acknowledged and agreed:

VINCE, LLC, as Borrower

By:
Name:
Title:

OTHER LOAN PARTIES:

VINCE INTERMEDIATE HOLDING, LLC

By:
Name:
Title:

VINCE HOLDING CORP.

By:
Name:
Title:

REBECCA TAYLOR, INC.

By:
Name:
Title:

PARKER HOLDING, LLC

By:
Name:
Title:

[Signature Page – Letter Agreement (Vince)]

DB1/ 114563502.4

OTHER LOAN PARTIES (cont’d):

REBECCA TAYLOR rETAIL STORE, LLC

By:
Name:
Title:

PARKER LIFESTYLE, LLC

By:
Name:
Title:

[Signature Page – Letter Agreement (Vince)]

DB1/ 114563502.4